SCHEDULE 14A INFORMATION

                Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
  [ ] Preliminary Proxy Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
  [X] Definitive Proxy Statement
  [ ] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        INFORMATION ANALYSIS INCORPORATED
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

                  1)  Amount previously paid:

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                  2)  Form, Schedule or Registration Statement No:

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                  3)  Filing party:

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                  4)  Date Filed:

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


                        INFORMATION ANALYSIS INCORPORATED
                        11240 Waples Mill Road, Suite 400
                             Fairfax, Virginia 22030

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
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TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Information Analysis Incorporated, a Virginia corporation (the "Company"), will be held on Tuesday, December 14, 1999, at 10:00 a.m., local time, at the offices of Information Analysis Incorporated, 11240 Waples Mill Road, Suite 400, Fairfax, Virginia 22030, for the following purposes:

     1.  To elect four (4) directors to serve for the ensuing year;
     2.  To ratify the selection of independent auditors for fiscal 1999;
     3. To consider and act upon any matter incidental to the foregoing and any other matters which may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on November 8, 1999 as the record date for determination of stockholders entitled to notice of and vote at the meeting and at any adjournment thereof.

All stockholders are cordially invited to attend the meeting. However, to assure that a quorum is present at the meeting on December 14, 1999, please mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose whether or not you expect to attend the meeting. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.


                                       By Order of the Board of Directors,



                                       Richard S. DeRose
                                       Secretary


11240 Waples Mill Road, Suite 400
Fairfax, Virginia  22030
November 12, 1999

                        INFORMATION ANALYSIS INCORPORATED
                        11240 Waples Mill Road, Suite 400
                             Fairfax, Virginia 22030

                             ------------------------
                                  PROXY STATEMENT
                             ------------------------

                                NOVEMBER 12, 1999

The enclosed Proxy is solicited by the Board of Directors of INFORMATION ANALYSIS INCORPORATED, a Virginia corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the offices of the Company, 11240 Waples Mill Road, Suite 400; Fairfax, Virginia 22030 at 10:00 a.m. on Tuesday, December 14, 1999 and at any adjournment or adjournments thereof.

On November 1, 1999, there were 6,918,673 shares of Common Stock (the "Common Stock") outstanding. Stockholders of record at the close of business on November 8, 1999 will be entitled to vote at the meeting or any adjournment thereof.
The Company has no other voting securities.

Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to stockholders at the meeting. A quorum for the meeting is a majority of the shares outstanding. The proposals to be voted upon by the stockholders of the Company require the votes of a majority of the voting securities present at the meeting for approval. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

THE DIRECTORS AND OFFICERS OF THE COMPANY AS A GROUP OWN APPROXIMATELY 31.0% OF THE OUTSTANDING VOTING SECURITIES OF THE COMPANY. EACH OF THE DIRECTORS AND OFFICERS HAS INDICATED HIS INTENT TO VOTE ALL SHARES OF COMMON STOCK OWNED OR CONTROLLED BY HIM IN FAVOR OF EACH ITEM SET FORTH HEREIN.

Execution of a Proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The Proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Annual Meeting or by giving to the Secretary a duly executed Proxy bearing a later date than the Proxy being revoked at any time before such Proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed Proxies received in time for the meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor all items set forth herein.

The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the person named in the Proxies. The Board of Directors knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting stockholders.

This Proxy Statement and the accompanying Proxy were first mailed to stockholders on or about November 12, 1999.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS


The Directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. A board of four (4) directors is to be elected at the meeting. Shares represented by all proxies received and not so marked as to withhold authority to vote for any individual Director or for all Directors will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below.

The Board of Directors of the Company currently consists of one member who is the Chief Executive Officer of the Company (Sandor Rosenberg), and four non-employee members (Brendan J. Dawson, Charles A. May, Jr., Bonnie K. Wachtel, and James D. Wester).

During the period commencing January 1, 1998 and ending December 31, 1998 ("fiscal 1998"), there were six (6) meetings of the Board of Directors of the Company.

Messrs. Wester (Chairman) and May and Ms. Wachtel served as members of the Audit Committee of the Board of Directors of the Company. The Audit Committee held two
(2) meetings during fiscal 1998. The Audit Committee is responsible for recommending and selecting the appointment of outside auditors, reviewing financial reports of the Company and performing such other functions as directed from time to time by the Board.

Messrs. Dawson (Chairman) and Rosenberg and Ms. Wachtel served as members of the Compensation Committee of the Company. The Compensation Committee held one (1) meeting during fiscal 1998. The Compensation Committee is responsible for considering compensation of officers of the Company.

The Board of Directors currently does not have a standing nominating committee or a committee performing similar functions. The Board will, as a matter of policy, give consideration to nominees recommended by stockholders. A stockholder who wishes to recommend a future nominee should direct his or her recommendation in writing to the Company's Board of Directors.

The terms of all current directors of the Company will expire at the time of the 1999 Annual Meeting. The Company proposes for re-election as directors of the Company each of Messrs. Rosenberg, May, and Wester, and Ms. Wachtel for a term ending at the 1999 Annual Meeting. If you do not wish your shares to be voted for any particular nominee, please identify the exceptions in the appropriate space provided on the proxy card.

If at the time of the meeting, one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors or, if none, the size of the Board will be reduced. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

All nominees are currently Directors of the Company and have served continuously since the date of their election shown below. The following table sets forth, for each nominee, the nominee's age and the date such nominee became a director of the Company. Following the table is a brief description of each nominee's principal occupation for at least the past five years.

         NAME OF NOMINEE                    AGE              DIRECTOR SINCE
         ---------------                    ---              --------------
         Sandor Rosenberg                   52                   1979
         James C. Wester                    61                   1985
         Bonnie K. Wachtel                  43                   1992
         Charles A. May, Jr.                61                   1997

         SANDOR ROSENBERG, 52, has been President and Chairman of the Board since 1979. Mr. Rosenberg holds a B.S. degree in Aerospace Engineering from Rensselear Polytechnic Institute, and has done graduate studies in Operations Research at George Washington University.

         JAMES D. WESTER, 61, has been a Director since 1985. He has been a computer services marketing consultant for more than 15 years. Since 1984, he has been president of Results, Inc. Mr. Wester obtained a B.M.E. degree from Auburn University and an M.B.A. from George Washington University.

         BONNIE K. WACHTEL, 43, has been a Director since 1992. Since 1984, she has served as vice president and general counsel of Wachtel & Co., Inc., investment bankers in Washington, D.C. Ms. Wachtel holds BA and MBA degrees from the University of Chicago and a JD from the University of Virginia. She is a director of Integral Systems, Inc., a provider of computer systems and software for the satellite communications market; and VSE Corporation, a provider of technical services to the federal government.

         CHARLES A. MAY, JR., 61, is a consultant focusing on national security and defense conversion issues. In 1992, he retired as a Lt. General from the Air Force where he last served as Assistant Vice Chief of Staff, Headquarters US Air Force, Washington, D.C. He is a graduate of the U.S. Air Force Academy, where he once served as an Associate Professor of Political Science. General May has also graduated from the NATO Defense College and has completed the University of Pittsburgh's Management Program for Executives.

DIRECTOR COMPENSATION

Directors of the Company who are not executive officers of the Company receive a stipend of $500 per quarter plus reimbursement of reasonable expenses incurred in attending meetings. In addition to the foregoing, all Directors except Mr. Rosenberg receive stock option grants. The granting of options to Directors is not currently executed according to a formal Directors Stock Option Plan or agreement. No options grants were made to Directors in the fiscal year ended December 31, 1998.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

Each stockholder of the Company will have one vote for each share of Common Stock such stockholder holds in the Company. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under Virginia law.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

EXECUTIVE OFFICERS

The current executive officers of the Company are Sandor Rosenberg, Chairman and Chief Executive Officer; Stanley A. Reese, Senior Vice President and Chief Operating Officer; and Richard S. DeRose, Executive Vice President, Chief Financial Officer, Treasurer, and Secretary.

There are no family relationships among any of the executive officers, directors, or persons nominated to become directors of the Company. The executive officers are chosen annually at the first meeting of the Board of Directors following the annual meeting of stockholders and serve for one year and until their successors are chosen and qualify.

The previous identification of directors sets forth the age, business experience, and certain other information regarding Mr. Rosenberg.

         RICHARD S. DEROSE, 61, joined the Company in 1991 upon the acquisition of DHD, Inc., a company founded by Mr. DeRose and of which he was President and Chief Executive Officer. Prior to DHD, Mr. DeRose held several management positions in the information technology and telecommunication industries at RCA, Burroughs, and MCI. Mr. DeRose holds a BS degree in Science from the US Naval Academy and an MS degree in Computer Systems Management from the US Naval Post Graduate School.

         STANLEY A. REESE, 43, joined the Company in 1993. Mr. Reese has been Senior Vice President since 1997 and Chief Operating Officer since March 1999. From 1992 to 1993, he served as Vice President, Technical Services at Tomco Systems, Inc. Prior to Tomco Systems, he served as Senior Program manager at ICF Information Technology, Inc. Mr. Reese has over 17 years experience managing and marketing large scale mainframes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT

The following table sets forth, as of November 1, 1999, the number of shares and percentage of the Company's Common Stock owned by all persons known by the Company to own beneficially more than 5% of the Company's Common Stock, by each director, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group. This information has been obtained in part from such persons and in part from the Company's records. Each person has sole voting and investment power with respect to the shares indicated except for shares which may be acquired upon exercise of options and as otherwise noted.

NAME AND ADDRESS OF                                  SHARES BENEFICIALLY
BENEFICIAL OWNER (1)                                           OWNED (2)              % OF CLASS
------------------------------------------------------------------------------------------------
Sandor Rosenberg, Chairman, CEO, and Director                  1,902,800                 27.5%
Richard S. DeRose, Executive Vice President                      165,900  (3)             2.4%
James D. Wester, Director                                        383,500  (4)             5.3%
Stanley A. Reese, Chief Operating Officer                        134,750  (5)             1.9%
Bonnie K. Wachtel, Director                                      112,800  (6)             1.6%
Brendan J. Dawson, Director                                       13,000  (7)                *
Charles A. May, Jr., Director                                     16,000  (8)                *
Kenneth Parsons                                                  717,000  (9)             9.4%

All directors and executive officers as a group                2,728,750 (10)            37.0%
           *LESS THAN 1%

(1) The address of all beneficial holders is care of the Company, except Ms. Wachtel, whose address of record is 1101 14th St. NW, Washington, DC 20001.
(2) All shares are held outright by the individuals listed. References to options and warrants include all options and warrants exercisable within 60 days of November 1, 1999.
(3)  Includes options on 117,900 shares which are exercisable.
(4) Includes warrants exercisable for 108,000 shares, and options on 190,000 shares, all of which are exercisable.
(5)  Includes options on 128,750 shares which are exercisable.
(6)  Includes options on 13,000 shares which are exercisable.
(7)  Includes options on 13,000 shares which are exercisable.
(8)  Includes options on 16,000 shares which are exercisable.
(9)  Includes options on 712,500 shares which are exercisable
(10) Includes options on 463,650 shares and warrants exercisable for 108,000 shares.

EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth individual compensation information for the Chief Executive Officer and the other executive officers serving as executive officers as of December 31, 1998 and one additional individual for whom disclosure would have been provided had he been serving as an executive officer as of December 31, 1998 (collectively "Named Executive Officers") who earned total compensation in excess of $100,000 during 1998:

                           SUMMARY COMPENSATION TABLE

Name and Principal                                             Annual Compensation
                                                               -------------------                 Securities Underlying
Position                                Year               Salary                  Bonus                  Options (#)
--------                                ----               ------                  -----                  -------
Sandor Rosenberg                        1998              $102,083                     --                      --
Chairman of the Board and               1997              $100,375                     --                      --
Chief Executive Officer                 1996              $100,000                $15,000                      --
-------------------------------------------------------------------------------------------------------------------------
Richard S. DeRose                       1998              $150,010                     --                      --
Executive Vice President                1997              $110,835                     --                   5,000
Chief Financial Officer                 1996              $110,730                $27,500                  90,000
-------------------------------------------------------------------------------------------------------------------------
Brendan Dawson(1)                       1998               $41,965               $106,500                      --
President and                           1997               $95,202                     --                 108,000
Chief Operating Officer                 1996                    --                     --                      --

(1) Mr. Dawson's employment commenced on July 1, 1997 and he resigned on February 28, 1998.

No Named Executive Officer has received any perquisite or benefit, securities, or property that exceeded the lesser of $50,000 or 10% of the total annual salary and bonus reported for such executive officer.

OPTION GRANTS IN LAST FISCAL YEAR

No option grants were made in 1998 to any Named Executive Officer.

The following table depicts option exercise activity in the last fiscal year and fiscal year-end option values with respect to each of the Named Executive Officers. The value of unexercised in-the-money options at December 31, 1998 equals the market value of the underlying common stock at December 31, 1998 minus the option exercise price. The fair market value of the Company's common stock at December 31, 1998 was $1.50.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY END OPTION VALUES



                                                    Number of Securities              Value of Unexercised
                                                   Underlying Unexercised           In-the-Money Options at
                         Shares                      Options at 12/31/98                    12/31/98
                     Acquired on   Value        ----------------------------      ----------------------------
Name                   Exercise   Realized      Exercisable    Unexercisable      Exercisable    Unexercisable
----                 -----------  --------      -----------    -------------      -----------    -------------

Richard S. DeRose         --                       97,900                          $97,900            --
Brendan Dawson            --                        8,000                               --            --

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) ("Section 16(a)") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers and Directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "Commission") and any national securities exchange on which the Company's securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and Directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners were satisfied, with the exception of Mr. Dawson's Form 5 for 1998 was not filed within 45 days of the end of the fiscal year.

                                  PROPOSAL TWO
              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Board of Directors, on the recommendation of its Audit Committee, has selected the firm of Rubino & McGeehin, Chtd. ("Rubino & McGeehin"), independent auditors, as auditors of the Company for the fiscal year ending December 31, 1998.

On January 11, 1999, the Company dismissed Ernst & Young, LLP ("Ernst & Young") as its independent accountant. The Company's determination to change accountants was approved by its Audit Committee. Effective January 11, 1999, the Company engaged Rubino & McGeehin as its new independent accountant to audit the Company's financial statement, commencing with the fiscal year ended December 31, 1998. During the period that Ernst & Young served as the Company's independent accountant, including all interim periods within 1998, the Company (or someone on its behalf) never consulted Rubino & McGeehin regarding any matter. Rubino & McGeehin did serve as the Company's independent accountant prior to the Company's engagement of Ernst & Young.

A representative of Rubino & McGeehin will not be present at the Annual Meeting and will not make a statement or be available to answer questions from stockholders. A representative of Ernst & Young will not be present at the Annual Meeting and will not make a statement or be available to answer questions from stockholders.

Although stockholder approval of the Board of Directors' selection of Rubino & McGeehin is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection.

If this proposal is not approved at the Meeting, the Board of Directors will reconsider its selection of Rubino & McGeehin.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" SO AS TO RATIFY THE SELECTION OF RUBINO & MCGEEHIN AS THE COMPANY'S NEW INDEPENDENT ACCOUNTANTS.

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters described above, there will be an address by the Chief Executive Officer and a general discussion period during which stockholders will have an opportunity to ask questions about the business of the Company.

If any matter not described in this proxy statement should come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend. At the time this proxy statement went to press, the Board of Directors knew of no other matters which might be presented for stockholder action at the meeting.

SUBMISSION OF STOCKHOLDER PROPOSALS

Proposals intended for inclusion in next year's proxy statement should be sent to the Corporate Secretary of the Company at 11240 Waples Mill Rd. - Suite 400, Fairfax, VA 22030, and must be received by December 31, 1999.

SOLICITATION OF PROXIES

The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies in person or by telephone. No additional compensation will be paid to directors, officers, or regular employees for such services. Arrangements will be made with banks, brokerage houses, and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record by such persons or firms, and the Company will reimburse such persons of firms for reasonable out-of-pocket expenses incurred by them in so doing. The Company also has retained Beacon Hill Partners to aid in the solicitation of proxies, at an estimated cost of $3,750 plus reimbursement of reasonable out-of-pocket expenses.

REVOCATION OF PROXY

Subject to the terms and conditions set forth herein, all Proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such Proxies relate, unless prior to the meeting the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

ANNUAL REPORT

THE COMPANY IS PROVIDING TO EACH STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT, INCLUDING THE FINANCIAL STATEMENTS FOR THE COMPANY'S MOST RECENT FISCAL YEAR ENDED DECEMBER 31, 1998.

MISCELLANEOUS

The management does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying Proxy to vote, or otherwise act, in accordance with his judgment on such matters.

                                   By Order of the Board of Directors




                                   Richard S. DeRose, Secretary
Dated:  November 12, 1999

--------------------------------------------------------------------------------
                        INFORMATION ANALYSIS INCORPORATED
                                      PROXY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INFORMATION ANALYSIS INCORPORATED

         The undersigned hereby appoints Richard S. DeRose with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Information Analysis Incorporated held on record by the undersigned on November 8, 1999, at the annual meeting of the stockholders to be held on December 14, 1999 or any adjournment thereof.

         1.  ELECTION OF DIRECTORS

             [ ] FOR all nominees listed below (except as marked to the contrary below).

             [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

         INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

                  Sandor Rosenberg
                  Charles A. May, Jr.
                  Bonnie K. Wachtel
                  James D. Wester

         2.  RATIFICATION OF INDEPENDENT AUDITORS

             [ ] FOR the ratification of Rubino & McGeehin as the independent auditors.
             [ ] AGAINST the ratification of Rubino & McGeehin as the independent auditors.
             [ ] ABSTAIN the ratification of Rubino & McGeehin as the independent auditors.

         3. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE SELECTION OF Rubino & McGeehin AS INDEPENDENT AUDITORS.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature, if held jointly

                                              ----------------------------------
                                              Title (If Applicable)